                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   June 3, 2005 (May 27, 2005)
                                                --------------------------------

                               Global Signal Inc.
                               ------------------
             (Exact name of registrant as specified in its charter)

              Delaware                      001-32168            65-0652634
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  (State or other jurisdiction of          (Commission         (IRS Employer
           incorporation)                  File Number)     Identification No.)

 301 North Cattlemen Road, Suite 300, Sarasota, Florida             34232
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        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (941) 364-8886
                                                   -----------------------------

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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 9 -- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

         On May 27, 2005, Global Signal Inc. (the "Company") filed a Current
Report on Form 8-K in connection with a transaction that closed on May 26, wherein Global Signal Acquisitions II LLC (the "Lessee"), a Delaware limited liability company and a wholly-owned subsidiary of the Company, entered into six
Master Leases and Subleases (collectively, the "Master Leases"), pursuant to which the Lessee has the right to lease or operate from certain affiliates of
Sprint Corporation for a period of 32 years approximately 6,600 wireless communications tower sites and the related towers and assets (the "Sprint
Transaction").

         In connection with the Sprint Transaction, the Company also entered into ancillary agreements, as set forth in the May 27, 2005 Current Report on
Form 8-K.

         The descriptions of the Sprint Transaction, and the related transactions and agreements as set forth in the May 27, 2005 Current Report on
Form 8-K, are incorporated herein by reference.

         Pursuant to Item 9.01 of Form 8-K, set forth below are the Financial
Statements and Pro Forma Financial Information relating to the Sprint
Transaction. Such information should be read in conjunction with the Company's
Current Report on Form 8-K, dated May 27, 2005.

(a) Financial Statements of Real Estate Operations Acquired.

         The statements of revenue and certain expenses of the Sprint Sites USA for the year ended December 31, 2004 and the three months ended March 31, 2005 required by this item are attached hereto as exhibit 20.1 and 99.1, respectively.

(b) Pro Forma Financial Information.

         The unaudited pro forma financial information as of March 31, 2005 and for the year ended December 31, 2004 and the three months ended March 31, 2005 required by this item are attached hereto as exhibit 99.2.

(c) Exhibits

         The following material is filed as an exhibit to this Amendment to
Current Report on Form 8-K/A.

2.1  Agreement to Contribute, Lease and Sublease, dated as of February 14, 2005, among Sprint Corporation, the Sprint subsidiaries named therein and Global
     Signal Inc. (incorporated by reference to Exhibit 10.1 to the Company's
     Current Report on Form 8-K, dated February 14, 2005 and filed on February
     17, 2005)

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20.1 Statement of Revenue and Certain Expenses of Sprint Sites USA For The Year
     Ended December 31, 2004 (previously filed as pages F-86 to F-90 to the
     Company's Registration Statement on Form S-11 (Amendment No. 2) (No.
     333-121576) filed on May 2, 2005 and incorporated herein by reference).

23.1 Consent of KPMG LLP

99.1 Statement of Revenue and Certain Expenses of Sprint Sites USA For The Three
     Months Ended March 31, 2005 (Unaudited)

99.2 Pro Forma Condensed Consolidated Financial Statements of Global Signal Inc.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GLOBAL SIGNAL INC.
                                                (Registrant)

                                                /s/ William T. Freeman
                                                --------------------------------
                                                William T. Freeman
                                                Executive Vice President, Chief
                                                Financial Officer and Assistant
                                                Secretary

Date: June 3, 2005

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                                  EXHIBIT INDEX

Exhibit Number        Exhibit
--------------        -------

2.1                   Agreement to Contribute, Lease and Sublease, dated as of
                      February 14, 2005 among Sprint Corporation, the Sprint
                      subsidiaries named therein and Global Signal Inc.
                      (incorporated by reference to Exhibit 10.1 to the
                      Company's Current Report on Form 8-K, dated February 14,
                      2005 and filed on February 17, 2005)

20.1                  Statement of Revenue and Certain Expenses of Sprint Sites
                      USA For The Year Ended December 31, 2004 (previously filed as pages F-86 to F-90 to the Company's Registration
                      Statement on Form S-11 (Amendment No. 2) (No. 333-121576)
                      filed on May 2, 2005 and incorporated herein by
                      reference).

23.1                  Consent of KPMG LLP

99.1                  Statement of Revenue and Certain Expenses of Sprint Sites
                      USA For The Three Months Ended March 31, 2005 (Unaudited)

99.2                  Pro Forma Condensed Consolidated Financial Statements of
                      Global Signal Inc.

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